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GABELLI GOLD FUND
SEMI-ANNUAL REPORT - JUNE 30, 2002

                                                                    CAESAR BRYAN

TO OUR SHAREHOLDERS,

      The Gabelli Gold Fund (the "Fund") appreciated by 10.5% during the second quarter bringing its year-to-date return to 60.7%. In the first paragraph of our last quarterly report we stated that we expected further gains, but that a bout of profit taking should be expected. As it was, we had both. During April and May, gold and gold equities raced ahead as money flowed into investments not correlated to the equity markets. By the end of May, the Philadelphia Gold and Silver ("XAU") Index of large North American gold and silver companies was trading at about 88.7 up from 70.9 at the end of March, and the gold price was approaching $330 per ounce. At this level, the gold price was very overbought, and on a technical basis corrected by about $10 per ounce. This was the signal for the long overdue correction in gold equities, and by the end of June the XAU index had fallen back to 71.5.

      By comparison to the 10.5% return achieved by the Fund for the second quarter, the XAU index rose by 1.1% and the average gold fund monitored by Lipper Inc. appreciated by 11.1%. For the first six months of the year, the Fund rose by 60.7% compared with an appreciation of 50.5% for the average gold fund monitored by Lipper.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain long-term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

OUR APPROACH

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------

                                                                     Quarter
                                                  --------------------------------------------------------
                                                    1st         2nd           3rd         4th         Year
                                                    ---         ---           ---         ---         ----
  2002:   Net Asset Value ...................      $9.54      $10.54           --          --           --
          Total Return ......................      45.4%       10.5%           --          --           --
------------------------------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value ...................      $4.88       $6.12         $6.33       $6.56        $6.56
          Total Return ......................      (7.2)%      25.4%          3.4%        4.7%        26.0%
------------------------------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ...................      $5.19       $5.27         $5.04       $5.26        $5.26
          Total Return ......................     (16.7)%       1.5%         (4.4)%       4.4%       (15.6)%
------------------------------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ...................      $5.45       $5.39         $6.74       $6.23        $6.23
          Total Return ......................      (3.7)%      (1.1)%        25.1%       (7.6)%       10.1%
------------------------------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ...................      $6.63       $5.68         $6.17       $5.66        $5.66
          Total Return ......................      12.9%      (14.3)%         8.6%       (8.3)%       (3.6)%
------------------------------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ...................     $11.83       $9.79         $9.17       $5.87        $5.87
          Total Return ......................      (4.0)%     (17.2)%        (6.3)%     (35.4)%      (51.9)%
------------------------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ...................     $14.00      $13.40        $13.46      $12.32       $12.32
          Total Return ......................      22.7%       (4.3)%         0.4%       (8.5)%        8.0%
------------------------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ...................     $11.00      $11.96        $12.27      $11.41       $11.41
          Total Return ......................      (0.6)%       8.7%          2.6%       (7.0)%        3.1%
------------------------------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ...................        --          --         $12.37      $11.07       $11.07
          Total Return ......................        --          --          23.7%(b)   (10.5)%       10.7%(b)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002(A)
                                            -----------------------------------------------

                                           QUARTER    YEAR TO DATE    1 YEAR      3 YEAR     5 YEAR    SINCE INCEPTION(B)
                                           -------    ------------    ------      ------     ------    ------------------
Gabelli Gold Fund .......................    10.48%      60.67%       73.94%      25.46%       1.89%        0.91%
Philadelphia Gold and Silver Index ......     1.11%      32.27%       36.21%       4.26%      (4.17)%      (4.33)%
Lipper Gold Fund Average ................    11.11%      50.49%       56.89%      16.89%      (0.45)%      (1.63)%
--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on July 11, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.

--------------------------------------------------------------------------------

HOLDINGS BY GEOGRAPHIC REGION - 6/30/02

North America         53.7
South Africa          30.8
Asia/Pacific Rim      8.5
Latin America         4.7
Europe                2.3

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      We believe that there are four broad themes driving the gold sector. They are the weakening of the U.S. dollar, rising demand from Japan, reduction in producer hedging activities and the demand for alternative, non market-correlated equity investment opportunities.

      After a multi-year bull market, the dollar has begun to weaken. After trading between about $0.87 and $0.89 to the Euro during the first three months, the dollar had weakened to $0.97 per Euro by the end of June. Forecasting currency values is generally not a worthwhile pursuit, but it had become generally accepted that the dollar had become overvalued. The issue was not so much whether the dollar was going to decline to a more reasonable level, but when and how far. To balance the U.S. current account deficit requires foreigners to purchase over one and a half billion dollars of U.S. assets every day. The rest of the world was financing U.S. consumption and drowning in dollars. Meanwhile U.S. economic performance was faltering, returns on U.S. assets were declining and U.S. interest rates had fallen to 1.75%. How far could the dollar decline? We have no idea but when the Euro began life in 1999 the dollar traded at 1.18 to the Euro and in 1995 the dollar traded at 1.40 to the synthetic Euro. A weaker dollar is a major concern to the authorities in both Europe and Japan as their exports become less competitive. Indeed, the Japanese authorities have been actively intervening in recent weeks to cheapen the Yen. In an environment of competitive devaluations gold should perform well.

      The  Japanese  banking  sector  remains  in crisis  and as the  government reduces the state's blanket guarantee on all deposits, Japanese savers have increased their gold holdings. So far only a tiny fraction of savings have been used to purchase gold but this demand continues to have a positive impact on the gold price. Should the Japanese authorities decide to monetize their considerable public debt, which would weaken the Yen, demand for gold in Japan could explode.

      We anticipate continued demand for gold from producers buying back their hedges and less supply as gold companies deliver their production into their hedge books. This comes at a time when production growth is negligible. We expect investment demand to strengthen as returns on other asset classes disappoint. We believe that gold prices will continue to trend higher which will make gold equities a profitable investment opportunity.

INVESTMENT SCOREBOARD

      During the quarter, smaller gold companies outperformed the larger, better-known producers. For example, Kinross Gold, River Gold Mines, Glamis Gold and Wheaten River Minerals all appreciated by more than 50% and represented the Fund's big winners during the quarter. On the other hand, Placer Dome fell by 8% and Newmont Mining by 5%. Two of the other leading gold producers, Barrick Gold and Freeport-McMoRan Copper & Gold only managed small gains. Certainly it paid during the past quarter to concentrate on the smaller gold producers and exploration stocks.

      Corporate activity in the gold sector continues. Recently, Kinross Gold announced plans to merge with TVX Gold and Echo Bay Mines to create North
America's fifth largest producer. And Placer Dome is currently bidding for Aurion Gold, one of the largest producers based in Australia.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 2002.

BARRICK GOLD CORP. (ABX - $18.99 - NYSE) is one of the world's leading gold mining companies. Much of Barrick's growth has come from its very high quality mines near Elko, Nevada, which the company purchased in the early 1980s. Barrick has used cash flow from its Nevada mines and the profits from the industry's most successful hedging programs to acquire other gold assets in both North America and overseas. Barrick has low operating costs, a strong balance sheet and entrepreneurial management.

FREEPORT-MCMORAN COPPER & GOLD INC. (FCX - $17.85 - NYSE) operates the world's largest lowest-cost copper and gold mine in the world. This deposit is located at the Grasberg mine in Indonesia. The deposit contains massive reserves of both gold and copper, estimated at about 65 million ounces of gold and 50 million pounds of copper. The company also owns smaller interests in Spain and Indonesia.

HARMONY GOLD MINING CO. LTD. (HGMCY - $13.53 - NASDAQ) has graduated from a medium-sized gold company to one of the world's largest with annual production of about 3.3 million ounces of gold. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

IMPALA PLATINUM HOLDINGS LTD. (IMPJ.J - $55.46 - JOHANNESBURG STOCK EXCHANGE) mines and markets platinum and other platinum group metals such as palladium, rhodium and nickel. Impala is the second largest producer of palladium and platinum in the world as well as one of the lowest cost producers. The company is realizing the benefits of a production drive coupled with a cost reduction plan. Impala also continues to improve its balance sheet and build its cash balance in order to fund new projects.

LIHIR GOLD LTD. (LHG.AX - $0.75 - AUSTRALIAN STOCK EXCHANGE) controls one mine on Lihir Island in Papua, New Guinea. The mine has substantial reserves and the potential for a very long life of at least twenty years at the current level of production. The company is a fairly high cost producer and therefore is a major beneficiary of a higher gold price. The world's largest mining company, Rio Tinto, owns 16% of the share capital and Lihir may be involved in the consolidation of the gold sector.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                           WHEN
                       ---                           ----
      Special Chats:   Mario J. Gabelli              First Monday of each month
                       Howard Ward                   First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       AUGUST                        SEPTEMBER                       OCTOBER
                       ------                        ---------                       -------
      1st Wednesday    Susan Byrne                   Caesar Bryan                    Walter Walsh & Laura Linehan
      2nd Wednesday    Lynda Calkin                  Hart Woodson                    Caesar Bryan
      3rd Wednesday    Walter Walsh & Laura Linehan  Charles Minter & Martin Weiner  Henry Van der Eb
      4th Wednesday    Barbara Marcin                Barbara Marcin                  Lynda Calkin
      5th Wednesday                                                                  Barbara Marcin


      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We believe that the fundamentals are in place that could well result in considerably higher gold prices. Thus far, we have seen an orderly rise in the gold price as the dollar has weakened. We do not believe that gold has attracted much attention as an investment asset class either by private investors or by central banks. Should this occur, the upside potential could be significant.

      Gold equities, as measured by the XAU Index, have risen by about 60% from their low, but remain almost 50% below the level achieved in 1996 when the gold price was about $400 per ounce. So in the event that gold moves back to $400 per ounce, could gold equities double from this level? Based on increased cash flows and applying a reasonable multiple to those cash earnings suggests that there remains significant upside potential for gold equities in a higher gold price environment.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.

                                               Sincerely,
                                               /S/ Caesar Bryan

                                               CAESAR BRYAN
                                               President and Portfolio Manager

July 25, 2002

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
   SHARES                                            COST              VALUE
   ------                                            ----              -----
           COMMON STOCKS -- 100.8%
           METALS AND MINING -- 100.8%
           AUSTRALIA -- 8.6%
1,235,125  AurionGold Ltd. .....................   $1,834,597        $2,724,937
3,970,000  Lihir Gold Ltd.+ ....................    3,176,380         2,986,403
  145,000  Newcrest Mining Ltd. ................      568,298           617,007
  483,000  St. Barbara Mines Ltd.+ .............       52,045            55,585
  925,000  Tanami Gold NL+ .....................      119,132           119,432
                                                  -----------       -----------
                                                    5,750,452         6,503,364
                                                  -----------       -----------
           IRELAND -- 0.0%
  214,771  Glencar Mining plc+ .................      140,524             6,548
                                                  -----------       -----------
           LATIN AMERICA -- 4.7%
  138,000  Compania de Minas
             Buenaventura SA, ADR ..............    3,525,066         3,532,800
                                                  -----------       -----------
           NORTH AMERICA -- 54.2%
  184,000  Agnico-Eagle Mines Ltd.,
             New York ..........................    2,434,003         2,680,880
   35,000  Agnico-Eagle Mines Ltd.,
             Toronto ...........................      426,946           508,584
  175,000  Arizona Star Resource Corp.+ ........      128,176           228,978
1,100,000  Aurizon Mines Ltd.+ .................      827,744         1,135,519
  400,000  Axmin Inc.+ .........................       62,892            86,791
   60,000  Barrick Gold Corp. ..................    1,122,270         1,139,400
1,200,000  Eldorado Gold Corp.+ ................      725,577           954,704
  212,000  FNX Mining Co. Inc.+ ................      697,717           703,930
  237,500  Freeport-McMoRan Copper &
             Gold Inc., Cl. B+ .................    3,940,510         4,239,375
   75,800  Gabriel Resources Ltd.+ .............      270,392           254,679
   80,000  Glamis Gold Ltd., New York+ .........      561,846           703,200
  343,200  Glamis Gold Ltd., Toronto+ ..........    1,998,555         3,017,039
  117,600  Goldcorp Inc., New York .............      914,490         1,170,120
  213,200  Goldcorp Inc., Toronto ..............    1,052,021         2,177,012
   70,000  Golden Queen Mining Co. Ltd.+ .......       28,490            34,519
  200,000  Golden Star Resources Ltd.+ (a) .....       98,000           363,660
  768,600  High River Gold Mines Ltd.+ .........      894,937           859,115
   75,000  IAM GoldCorp., New York .............      211,775           288,750
  680,700  IAM GoldCorp., Toronto ..............    2,682,868         2,618,266
  300,000  Ivanhoe Mines Ltd.+ .................      588,981           601,622
  400,000  Kinross Gold Corp., New York+ .......      908,740           916,000
1,050,000  Kinross Gold Corp., Toronto+ ........    1,523,119         2,347,310
   75,000  Meridian Gold Inc., New York+ .......    1,182,943         1,203,750
   70,000  Meridian Gold Inc., Toronto+ ........      301,514         1,136,834
  200,000  Miramar Mining Corp.+ ...............      258,414           215,663
  100,000  Moydow Mines
             International Inc.+ ...............       61,409            44,053
  220,071  Newmont Mining Corp. Holding Co. ....    4,876,604         5,794,470
  300,000  Northgate Exploration Ltd.+ .........      328,565           313,632
  128,000  Placer Dome Inc., New York ..........    1,703,555         1,434,880
   20,000  Placer Dome Inc., Toronto ...........      243,448           223,553
  314,700  Repadre Capital Corp.+ ..............    1,319,845         1,634,655
  436,000  River Gold Mines Ltd.+ ..............      614,076           960,359
  770,000  Wheaton River Minerals Ltd.+ ........      681,631           744,235
                                                  -----------       -----------
                                                   33,672,053        40,735,537
                                                  -----------       -----------
                                                                       MARKET
   SHARES                                            COST              VALUE
   ------                                            ----              -----
           NORWAY -- 1.0%
1,787,188  Kenor ASA+ ..........................    $ 654,171        $  733,544
                                                  -----------       -----------
           SOUTH AFRICA -- 31.0%
   35,500  Anglo American
             Platinum Corp. Ltd. ...............    1,230,053         1,394,567
  137,058  Anglogold Ltd., ADR .................    3,818,815         3,574,473
  175,000  Durban Roodepoort Deep Ltd.+ ........      717,500           729,729
  720,000  Durban Roodepoort
             Deep Ltd., ADR+ ...................    1,640,122         3,060,000
  483,249  Gold Fields Ltd., ADR ...............    4,681,943         5,422,054
  441,326  Harmony Gold Mining
             Co. Ltd., ADR .....................    4,380,990         5,971,141
   47,000  Impala Platinum
             Holdings Ltd., ADR ................    2,006,375         2,606,742
  367,750  Northam Platinum Ltd. ...............      452,320           593,913
                                                  -----------       -----------
                                                   18,928,118        23,352,619
                                                  -----------       -----------
           UNITED KINGDOM -- 1.3%
  325,000  Brancote Holdings plc+ ..............      942,740           978,423
                                                  -----------       -----------
           TOTAL COMMON STOCKS .................   63,613,124        75,842,835
                                                  -----------       -----------
           WARRANTS -- 0.1%
           NORTH AMERICA -- 0.1%
  100,000  Golden Star Resources Ltd.+ (a) .....            0            55,915
  210,000  Wheaton River Minerals Ltd.+ ........            0                 0
                                                  -----------       -----------
                                                            0            55,915
                                                  -----------       -----------
           SOUTH AFRICA -- 0.0%
   23,630  Durban Roodepoort
             Deep Ltd., Ser. B+ ................       54,682               184
                                                  -----------       -----------
           TOTAL WARRANTS ......................       54,682            56,099
                                                  -----------       -----------
           TOTAL INVESTMENTS -- 100.9% .........  $63,667,806        75,898,934
                                                  ===========
           OTHER ASSETS AND LIABILITIES (NET) -- (0.9)% .........   $  (705,492)
                                                                    -----------
           NET ASSETS -- 100.0% .................................   $75,193,442
                                                                    ===========
----------------
           For Federal tax purposes:
           Aggregate cost .......................................   $63,667,806
                                                                    ===========
           Gross unrealized appreciation ........................   $13,333,669
           Gross unrealized depreciation ........................    (1,102,541)
                                                                    -----------
           Net unrealized appreciation/(depreciation) ...........   $12,231,128
                                                                    ===========
----------------
(a)   Security  fair  valued  under  procedures  established  by  the  Board  of
      Directors.
+     Non-income producing security.
ADR - American Depository Receipt.
                                                        % OF
                                                       MARKET         MARKET
GEOGRAPHIC DIVERSIFICATION                              VALUE          VALUE
--------------------------                              -----          -----
North America ....................................      53.7%       $40,791,453
South Africa .....................................      30.8%        23,352,802
Asia/Pacific Rim .................................       8.5%         6,503,364
Latin America ....................................       4.7%         3,532,800
Europe ...........................................       2.3%         1,718,515
                                                       ------       -----------
                                                       100.0%       $75,898,934
                                                       ======       ===========

                See accompanying notes to financial statements.

GABELLI GOLD FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $63,667,806) ................        $75,898,934
  Receivable for Fund shares sold .........................            837,283
  Dividends and interest receivables ......................              6,213
                                                                   -----------
  TOTAL ASSETS ............................................         76,742,430
                                                                   -----------
LIABILITIES:
  Payable for investments purchased .......................            785,958
  Payable for Fund shares redeemed ........................            288,831
  Payable for investment advisory fees ....................             70,210
  Payable for distribution fees ...........................             17,553
  Payable to custodian ....................................            362,945
  Other accrued expenses ..................................             23,491
                                                                   -----------
  TOTAL LIABILITIES .......................................          1,548,988
                                                                   -----------
  NET ASSETS applicable to 7,136,959
  shares outstanding ......................................        $75,193,442
                                                                   ===========
NET ASSETS CONSIST OF:
  Shares of capital stock, at par value ...................        $     7,137
  Additional paid-in capital ..............................         70,340,564
  Accumulated net investment loss .........................           (161,297)
  Accumulated net realized loss on investments
    and foreign currency transactions .....................         (7,224,186)
  Net unrealized appreciation on investments
    and foreign currency transactions .....................         12,231,224
                                                                   -----------
  TOTAL NET ASSETS ........................................        $75,193,442
                                                                   ===========
  NET ASSET VALUE, offering and redemption
    price per share ($75,193,442 / 7,136,959
    shares outstanding; unlimited number of
    shares authorized of $0.001 par value) ................             $10.54
                                                                        ======
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $4,964) ..............        $   217,236
  Interest ................................................             31,380
                                                                   -----------
  TOTAL INVESTMENT INCOME .................................            248,616
                                                                   -----------
EXPENSES:
  Investment advisory fees ................................            235,686
  Distribution fees .......................................             58,922
  Legal and audit fees ....................................             17,324
  Shareholder services fees ...............................             16,736
  Shareholder communications expenses .....................             16,709
  Registration fees .......................................             13,719
  Custodian fees ..........................................              9,349
  Directors' fees .........................................              6,071
  Interest expense ........................................              2,563
  Miscellaneous expenses ..................................              9,928
                                                                   -----------
  TOTAL EXPENSES ..........................................            387,007
                                                                   -----------
  NET INVESTMENT LOSS .....................................           (138,391)
                                                                   -----------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS:
    Net realized gain on investments and foreign
      currency transactions ...............................          1,073,271
    Net change in unrealized appreciation on
      investments and foreign currency
      transactions ........................................          9,896,305
                                                                   -----------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS .................................         10,969,576
                                                                   -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .......................................        $10,831,185
                                                                   ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        SIX MONTHS ENDED
                                                                                          JUNE 30, 2002          YEAR ENDED
                                                                                           (UNAUDITED)        DECEMBER 31, 2001
                                                                                           -----------           -----------
OPERATIONS:
   Net investment income (loss) ......................................................     $  (138,391)          $   163,670
   Net realized gain (loss) on investments and foreign currency transactions .........       1,073,271              (581,860)
   Net change in unrealized appreciation on investments and foreign currency
     transactions ....................................................................       9,896,305             3,459,722
                                                                                           -----------           -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................      10,831,185             3,041,532
                                                                                           -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .............................................................              --              (155,430)
                                                                                           -----------           -----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...............................................              --              (155,430)
                                                                                           -----------           -----------
CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital share transactions .............      48,848,457              (701,317)
                                                                                           -----------           -----------
   NET INCREASE IN NET ASSETS ........................................................      59,679,642             2,184,785
NET ASSETS:
   Beginning of period ...............................................................      15,513,800            13,329,015
                                                                                           -----------           -----------
   End of period .....................................................................     $75,193,442           $15,513,800
                                                                                           ===========           ===========

                See accompanying notes to financial statements.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Gold Fund, Inc. (the "Fund") was organized on May 13, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on July 11, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if, after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders. The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001 of $7,639,772. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $6,761 of the loss carryforward is available through 2002; $307,937 is available through 2003; $491,124 is available through 2004; $1,244,045 is available through 2005; $2,746,705 is available through 2006; $2,197,979 is available through 2007; $544,166 is available through 2008; and $101,055 is available through 2009.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $58,922, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2002, other than short term securities, aggregated $55,490,758 and $5,771,060, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $400 to Gabelli & Company, Inc.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 2002.

The average daily amount of borrowings outstanding within the six months ended June 30, 2002 was $347,619, with a related weighted average interest rate of 2.52%. The maximum amount borrowed at any time during the six months ended June 30, 2002 was $7,117,000.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                                     SIX MONTHS ENDED                    YEAR ENDED
                                                                      JUNE 30, 2002                  DECEMBER 31, 2001
                                                                ----------------------------      --------------------------
                                                                  SHARES           AMOUNT          SHARES          AMOUNT
                                                                ----------      ------------      ---------      -----------
Shares sold ................................................    13,541,858      $137,863,564      3,813,177      $22,699,896
Shares issued upon reinvestment of dividends                            --                --         23,358          152,060
Shares redeemed ............................................    (8,770,537)      (89,015,107)    (4,006,662)     (23,553,273)
                                                                ----------      ------------      ---------      -----------
    Net increase (decrease) ................................     4,771,321      $ 48,848,457       (170,127)     $  (701,317)
                                                                ==========      ============      =========      ===========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                         SIX MONTHS ENDED
                                           JUNE 30, 2002                              YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------
                                             (UNAUDITED)      2001          2000          1999          1998         1997
                                             -----------      ----          ----          ----          ----         ----
OPERATING PERFORMANCE:
  Net asset value, beginning of period .....  $   6.56      $   5.26      $   6.23      $   5.66      $   5.87      $   12.32
                                              --------      --------      --------      --------      --------      ---------
   Net investment income (loss) ............     (0.03)(a)      0.07(a)      (0.00)(a)(c)  (0.03)        (0.03)         (0.26)
   Net realized and unrealized gain (loss)
     on investments ........................      4.01          1.30         (0.97)         0.60         (0.18)         (6.13)
                                              --------      --------      --------      --------      --------      ---------
   Total from investment operations ........      3.98          1.37         (0.97)         0.57         (0.21)         (6.39)
                                              --------      --------      --------      --------      --------      ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ...................        --         (0.07)           --            --            --          (0.06)
                                              --------      --------      --------      --------      --------      ---------
   Total distributions .....................        --         (0.07)           --            --            --          (0.06)
                                              --------      --------      --------      --------      --------      ---------
   NET ASSET VALUE, END OF PERIOD ..........  $  10.54      $   6.56      $   5.26      $   6.23      $   5.66      $    5.87
                                              ========      ========      ========      ========      ========      =========
   Total return+ ...........................     60.7%         26.0%       (15.6)%         10.1%        (3.6)%        (51.9)%
                                              ========      ========      ========      ========      ========      =========
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ....   $75,193      $ 15,514      $ 13,329      $ 14,177      $ 11,276      $   8,097
   Ratio of net investment income (loss)
     to average net assets .................   (0.59)%(d)      1.19%       (0.01)%       (0.85)%       (1.82)%        (2.60)%
   Ratio of operating expenses
     to average net assets (b) .............     1.64%(d)      2.46%         2.49%         2.38%         2.98%          3.24%
   Portfolio turnover rate .................       13%           37%           21%           52%           63%            27%
   --------------------------------

  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
 (a) Based on average month-end shares outstanding.
 (b) The Fund incurred interest expense during the six months ended June 30, 2002 and the years ended December 31, 2001, 2000, 1999, and 1998. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.63%, 2.40%, 2.40%, 2.36%, and 2.93%, respectively.
 (c) Amount represents less than $0.005 per share.
 (d) Annualized.

--------------------------------------------------------------------------------
PHOTO OMITTED]
[Photo of Mario J. Gabelli, CFA Omitted]

                            GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                 (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                            BOARD OF DIRECTORS

Mario J. Gabelli, CFA           Werner J. Roeder, MD
CHAIRMAN AND CHIEF              VICE PRESIDENT/MEDICAL AFFAIRS
INVESTMENT OFFICER              LAWRENCE HOSPITAL CENTER
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Anthonie C. van Ekris
CHIEF EXECUTIVE OFFICER         MANAGING DIRECTOR
CERUTTI CONSULTANTS, INC.       BALMAC INTERNATIONAL, INC.

Anthony J. Colavita             Daniel E. Zucchi
ATTORNEY-AT-LAW                 PRESIDENT
ANTHONY J. COLAVITA, P.C.       DANIEL E. ZUCCHI ASSOCIATES

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

                  OFFICERS AND PORTFOLIO MANAGER

Caesar Bryan                    Bruce N. Alpert
PRESIDENT AND                   VICE PRESIDENT
PORTFOLIO MANAGER               AND TREASURER

James E. McKee
SECRETARY

                       DISTRIBUTOR
                Gabelli & Company, Inc.

          CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
               State Street Bank and Trust Company

                       LEGAL COUNSEL
                 Willkie Farr & Gallagher

GABELLI
GOLD
FUND,
INC.
--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB008Q202SR
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002